EXHIBIT 4.1



                                  $650,000,000
                      5.25% CONVERTIBLE SUBORDINATED NOTES
                             DUE SEPTEMBER 15, 2002

                                     Between

                              RITE AID CORPORATION

                                    as Issuer

                                       and

                          HARRIS TRUST AND SAVINGS BANK
                                   as Trustee

                         Dated as of September 10, 1997




                                TABLE OF CONTENTS

                                                                  Page

               RECITALS . . . . . . . . . . . . . . . . . . . . .    1

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

               SECTION 1.01.     Definitions  . . . . . . . . . . . .   1
               SECTION 1.02.     Compliance Certificates and
                                 Opinions; Form of Documents
                                 Delivered to Trustee . . . . . . . .  15
               SECTION 1.03.     Acts of Holders of Securities  . . .  16
               SECTION 1.04.     Notices, etc.  . . . . . . . . . . .  18
               SECTION 1.05.     Notice to Holders of Securities;
                                 Waiver . . . . . . . . . . . . . . .  18
               SECTION 1.06.     Effect of Headings and Table
                                 of Contents  . . . . . . . . . . . .  19
               SECTION 1.07.     Successors and Assigns . . . . . . .  19
               SECTION 1.08.     Separability Clause  . . . . . . . .  19
               SECTION 1.09.     Benefits of Indenture. . . . . . . .  19
               SECTION 1.10.     Governing Law  . . . . . . . . . . .  20
               SECTION 1.11.     Legal Holidays . . . . . . . . . . .  20
               SECTION 1.12.     Conflict with Trust Indenture Act. .  20

                                   ARTICLE II

                                 Security Forms

               SECTION 2.01      Forms Generally  . . . . . . . . . .  21
               SECTION 2.02      Form of Face of Security . . . . . .  23
               SECTION 2.03      Form of Reverse of Security  . . . .  29
               SECTION 2.04      Form of Trustee's Certificate
                                 of Authentication. . . . . . . . . .  38

                                   ARTICLE III

                                 The Securities

               SECTION 3.01      Title and Terms  . . . . . . . . . .  39
               SECTION 3.02      Denominations  . . . . . . . . . . .  40
               SECTION 3.03      Execution, Authentication,
                                 Delivery and Dating  . . . . . . . .  40
               SECTION 3.04      Temporary Securities . . . . . . . .  41
               SECTION 3.05      Registration, Registration of
                                 Transfer and Exchange;
                                 Restrictions on Transfer . . . . . .  42
               SECTION 3.06      Mutilated, Destroyed, Lost or
                                 Stolen Securities  . . . . . . . . .  49
               SECTION 3.07      Payment of Interest, Interest
                                 Rights Preserved . . . . . . . . . .  50
               SECTION 3.08      Persons Deemed Owners  . . . . . . .  52
               SECTION 3.09      Cancelation  . . . . . . . . . . . .  52
               SECTION 3.10      Computation of Interest  . . . . . .  52
               SECTION 3.11      CUSIP Numbers  . . . . . . . . . . .  52

                                   ARTICLE IV

                           Satisfaction and Discharge

               SECTION 4.01      Satisfaction and Discharge of
                                 Indenture  . . . . . . . . . . . . .  53
               SECTION 4.02      Application of Trust Money . . . . .  54

                                    ARTICLE V

                                    Remedies

               SECTION 5.01      Events of Default  . . . . . . . . .  55
               SECTION 5.02      Acceleration of Maturity;
                                 Rescission and Annulment . . . . . .  58
               SECTION 5.03      Collection of Indebtedness and
                                 Suits for Enforcement by
                                 Trustee  . . . . . . . . . . . . . .  59
               SECTION 5.04      Trustee May File Proofs of
                                 Claim  . . . . . . . . . . . . . . .  60
               SECTION 5.05      Trustee May Enforce Claims
                                 Without Possession of Securities . .  61
               SECTION 5.06      Application of Money Collected . . .  62
               SECTION 5.07      Limitation on Suits  . . . . . . . .  62
               SECTION 5.08      Unconditional Right of Holders
                                 to Receive Principal and Interest
                                 and to Convert . . . . . . . . . . .  63
               SECTION 5.09      Restoration of Rights and
                                 Remedies . . . . . . . . . . . . . .  63
               SECTION 5.10      Rights and Remedies Cumulative . . .  64
               SECTION 5.11      Delay or Omission Not Waiver . . . .  64
               SECTION 5.12      Control by Holders of Securities . .  64
               SECTION 5.13      Waiver of Past Defaults  . . . . . .  65
               SECTION 5.14      Undertaking for Costs  . . . . . . .  65
               SECTION 5.15      Waiver of Stay or Extension Laws . .  66

                                   ARTICLE VI

                                   The Trustee

               SECTION 6.01      Certain Duties and
                                 Responsibilities . . . . . . . . . .  66
               SECTION 6.02      Notice of Defaults . . . . . . . . .  67
               SECTION 6.03      Certain Rights of Trustee  . . . . .  68
               SECTION 6.04      Not Responsible for Recitals or
                                 Issuance of Securities . . . . . . .  69
               SECTION 6.05      May Hold Securities, Act as
                                 Trustee Under Other Indentures . . .  69
               SECTION 6.06      Money Held in Trust  . . . . . . . .  70
               SECTION 6.07      Compensation and Reimbursement . . .  70
               SECTION 6.08      Corporate Trustee Required;
                                 Eligibility  . . . . . . . . . . . .  71
               SECTION 6.09      Resignation and Removal;
                                 Appointment of Successor . . . . . .  71
               SECTION 6.10      Acceptance of Appointment by
                                 Successor  . . . . . . . . . . . . .  73
               SECTION 6.11      Merger, Conversion, Consolidation
                                 or Succession to Business  . . . . .  74
               SECTION 6.12      Authenticating Agent . . . . . . . .  74

                                   ARTICLE VII

                           Holder's Lists and Reports
                             by Trustee and Company

               SECTION 7.01      Company to Furnish Trustee Names
                                 and Addresses of Holders . . . . . .  76
               SECTION 7.02      Preservation of Information;
                                 Communications to Holders  . . . . .  76
               SECTION 7.03      Reports by the Company . . . . . . .  77

                                  ARTICLE VIII

                       Consolidation, Merger, Conveyance,
                                Transfer or Lease

               SECTION 8.01      Company May Consolidate, Etc.,
                                 Only on Certain Terms  . . . . . . .  78
               SECTION 8.02      Successor Substituted  . . . . . . .  79

                                   ARTICLE IX

                             Supplemental Indentures

               SECTION 9.01      Supplemental Indentures
                                 Without Consent of Holders of
                                 Securities . . . . . . . . . . . . .  80
               SECTION 9.02      Supplemental Indentures with
                                 Consent of Holders of Securities . .  81
               SECTION 9.03      Execution of Supplemental
                                 Indentures . . . . . . . . . . . . .  82
               SECTION 9.04      Effect of Supplemental
                                 Indentures . . . . . . . . . . . . .  82
               SECTION 9.05      Reference in Securities to
                                 Supplemental Indentures  . . . . . .  82

                                    ARTICLE X
                                    Covenants

               SECTION 10.01     Payment of Principal and
                                 Interest . . . . . . . . . . . . . .  83
               SECTION 10.02     Maintenance of Offices or
                                 Agencies . . . . . . . . . . . . . .  83
               SECTION 10.03     Money for Security Payments
                                 To Be Held in Trust  . . . . . . . .  84
               SECTION 10.04     Corporate Existence  . . . . . . . .  86
               SECTION 10.05     Maintenance of Properties  . . . . .  86
               SECTION 10.06     Compliance with Laws . . . . . . . .  87
               SECTION 10.07     Payment of Taxes and Other
                                 Claims . . . . . . . . . . . . . . .  87
               SECTION 10.08     Delivery of Certain Information  . .  87
               SECTION 10.09     Statement by Officers as to
                                 Default  . . . . . . . . . . . . . .  88
               SECTION 10.10     Resale of Certain Securities . . . .  88
               SECTION 10.11     Waiver of Certain Covenants  . . . .  89
               SECTION 10.12     Registration Rights  . . . . . . . .  89
               SECTION 10.13     Book-Entry System  . . . . . . . . .  89

                                   ARTICLE XI

                            Redemption of Securities

               SECTION 11.01     Right of Redemption  . . . . . . . .  90
               SECTION 11.02     Applicability of Article . . . . . .  90
               SECTION 11.03     Election To Redeem; Notice to
                                 Trustee  . . . . . . . . . . . . . .  90
               SECTION 11.04     Notice of Redemption . . . . . . . .  90
               SECTION 11.05     Deposit of Redemption Price  . . . .  91
               SECTION 11.06     Securities Payable on Redemption
                                 Date . . . . . . . . . . . . . . . .  92

                                   ARTICLE XII

                            Conversion of Securities

               SECTION 12.01     Conversion Privilege and
                                 Conversion Rate  . . . . . . . . . .  92
               SECTION 12.02     Exercise of Conversion Privilege . .  93
               SECTION 12.03     Fractions of Common Stock  . . . . .  95
               SECTION 12.04     Adjustment of Conversion Rate  . . .  96
               SECTION 12.05     Notice of Adjustments of
                                 Conversion Rate  . . . . . . . . . . 103
               SECTION 12.06     Notice of Certain Corporate
                                 Action . . . . . . . . . . . . . . . 103
               SECTION 12.07     Company To Reserve Common Stock  . . 105
               SECTION 12.08     Taxes on Conversions . . . . . . . . 105
               SECTION 12.09     Covenant as to Common Stock  . . . . 105
               SECTION 12.10     Cancelation of Converted
                                 Securities . . . . . . . . . . . . . 105
               SECTION 12.11     Provision in Case of
                                 Consolidation, Merger or
                                 Conveyance of Assets . . . . . . . . 105
               SECTION 12.12     Responsibility of Trustee for
                                 Conversion Provisions  . . . . . . . 107
               SECTION 12.13     Repayment of Certain Funds Upon
                                 Conversion . . . . . . . . . . . . . 107

                                  ARTICLE XIII

                                  Subordination

               SECTION 13.01     Securities Subordinate to
                                 Senior Debt  . . . . . . . . . . . . 108
               SECTION 13.02     Payment Over of Proceeds Upon
                                 Dissolution, Etc.  . . . . . . . . . 108
               SECTION 13.03     No Payment When Senior Debt in
                                 Default  . . . . . . . . . . . . . . 110
               SECTION 13.04     Payment Permitted If No Default  . . 111
               SECTION 13.05     Subrogation to Rights of
                                 Holders of Senior Debt . . . . . . . 111
               SECTION 13.06     Provisions Solely To Define
                                 Relative Rights  . . . . . . . . . . 112
               SECTION 13.07     Trustee To Effectuate
                                 Subordination  . . . . . . . . . . . 112
               SECTION 13.08     No Waiver of Subordination
                                 Provisions . . . . . . . . . . . . . 112
               SECTION 13.09     Notice to Trustee  . . . . . . . . . 113
               SECTION 13.10 Reliance on Judicial Order or Certificate of Liquidating Agent . . 114
               SECTION 13.11     Trustee Not Fiduciary for Holders
                                 of Senior Debt . . . . . . . . . . . 114
               SECTION 13.12     Rights of Trustee as Holder of
                                 Senior Debt; Preservation of
                                 Trustee's Rights . . . . . . . . . . 115
               SECTION 13.13     Article Applicable to Paying
                                 Agents . . . . . . . . . . . . . . . 115
               SECTION 13.14     Subsidiaries . . . . . . . . . . . . 115
               SECTION 13.15     Rescission . . . . . . . . . . . . . 115
               SECTION 13.16     Payment  . . . . . . . . . . . . . . 115

                                   ARTICLE XIV

                  Repurchase of Securities at the Option of the
                         Holder upon a Change in Control

               SECTION 14.01     Right to Require Repurchase  . . . . 116
               SECTION 14.02     Notices; Method of Exercising
                                 Repurchase Right, Etc. . . . . . . . 117
               SECTION 14.03     Certain Definitions  . . . . . . . . 121






                              INDENTURE dated as of September 10,
                         1997, between RITE AID CORPORATION, a
                         Delaware corporation (herein called the
                         "Company"), and Harris Trust and Savings
                         Bank, an Illinois banking corporation, as Trustee hereunder (herein called the "Trustee").

                              W I T N E S S E T H :

                    WHEREAS the Company has duly authorized the creation of an issue of its 5.25% Convertible Subordinated Notes due September 15, 2002 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

                    WHEREAS all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with their and its terms, have been done.

                    NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

                    SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (a) the terms defined in this Article have the
               meanings assigned to them in this Article and include the plural as well as the singular;

                    (b) all other terms used herein which are defined
               in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (c) any reference to an "Article" or a "Section",
               or to an "Annex", refers to an Article or Section of, or an Annex attached to, this Indenture, as the case may be;

                    (d) all accounting terms not otherwise defined
               herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder; and

                    (e) the words "herein", "hereof" and "hereunder"
               and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; provided, however, that where such words are used in any form of Security, form of notice or form of certificate, such words shall refer only to the particular form of Security, form of notice or form of certificate, as the case may be, in which such words are contained.

                    "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.03.

                    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Agent Members" has the meaning specified in
          Section 3.05.

                    "Applicable Procedures" has the meaning specified in Section 3.05.

                    "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.13 to act on behalf of the Trustee to authenticate Securities.

                    "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                    "Board of Directors", when used with reference to the Company, means the board of directors of the Company, or any committee of the board of directors of the Company, empowered to act for the Company, as the case may be, with respect to this Indenture.

                    "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

                    "Business Day" means, with respect to any particular place of payment, place of conversion or any other place, as the case may be, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any such day on which banking institutions in The City of New York, New York, or in such particular place are authorized or obligated by law or executive order to close. If any day on which any delivery, request, surrender, payment or other action is required or permitted hereunder to be taken by or on behalf of a Holder is not a Business Day in any place where such action is required or permitted hereunder to be taken, then such actions may be taken at such or any other permitted place on the next succeeding Business Day at such place with the same force and effect as if taken at the same time on such day that is not a Business Day at such place.

                    "CEDEL" means Cedel Bank Societe Anonyme.

                    "Change in Control" has the meaning specified in
          Section 14.03.

                    "Closing Price Per Share" means, with respect to the Common Shares of the Company, for any day, the reported last sales price regular way per share on such day or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case (a) on the principal (as determined by the Company's Board of Directors) national securities exchange on which the Common Shares are listed or admitted to trading or (b) if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or (c) if the Common Shares are not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

                    "Code" means the United States Internal Revenue Code of 1986, as amended.

                    "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under applicable law, then the body performing such duties at such time.

                    "Common Stock", as applied to the capital stock of any corporation other than the Company shall mean the capital stock of any class which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of such corporation and which is not subject to redemption by such corporation; and as applied to the Company shall mean the Common Stock of the Company, par value $1.00. However, subject to the provisions of
          Section 12.12, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of execution of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                    "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
          "Company" shall mean such successor corporation.

                    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President, or any Vice President, and by any one of its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

                    "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with
          Article XII.

                    "Conversion Price" and "Conversion Rate" have the meanings specified in Section 12.01 hereof, as adjusted in accordance with Section 12.04.

                    "Conversion Securities" means the securities delivered on conversion of Securities (or any securities successor thereto), together with any securities successor thereto to those so delivered on conversions.

                    "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60603), Attention of Indenture Trust.

                    "Corporation" means a corporation, association, company, joint-stock company or business trust.

                    "Defaulted Interest" has the meaning specified in
          Section 3.07.

                    "Depository" means, with respect to the Securities issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act, specified for that purpose as contemplated by
          Section 2.01 or any successor clearing agency registered under the Exchange Act as contemplated by Section 2.01.

                    "Dollar", "$" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United
          States as at the time shall be legal tender for the payment of public and private debts.

                    "DTC" means The Depository Trust Company.

                    "ERISA" means the Employee Retirement Income
          Security Act of 1974, as amended, including any successor or amendatory statutes.

                    "Euroclear" means the Euroclear System.

                    "Event of Default" has the meaning specified in
          Section 5.01.

                    "Exchange Act" means the U.S. Securities Exchange Act of 1934 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                    "Global Security" means any of the Restricted
          Global Security and the Regulation S Global Security.

                    "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

                    "Indebtedness" means (i) all items of indebtedness or liability (except capital and surplus) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) indebtedness secured by any Mortgage existing on property owned subject to such Mortgage, whether or not the indebtedness secured thereby shall have been assumed, and (iii) guarantees, endorsements (other than for purposes of collection) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, unless the amount thereof is included in indebtedness under the preceding clause (i) or (ii); provided, however, that any obligations or guarantees of obligations in respect of lease rentals, whether or not such obligations or guarantees of obligations would be included as liabilities on a consolidated balance sheet of the Company and its Subsidiaries, shall not be included in indebtedness.

                    "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the Annexes attached to this instrument.

                    "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                    "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                    "Liquidated Damages" has the meaning specified in
          Section 2.03.

                    "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article XV or otherwise.

                    "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                    "Non-Conversion Period" has the meaning specified in Section 2.03.

                    "Non-Electing Share" has the meaning specified in
          Section 12.11.

                    "Officer", when used with reference to the Company, means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Controller, an Assistant Treasurer, an Assistant Controller, the Secretary, an Assistant Secretary or any Vice President of the Company.

                    "Officers' Certificate", when used with reference to the Company, means a written certificate signed by any one of the Chairman of the Board, the President or any Vice President of the Company and by any one of the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee provided, however, that, for purposes of Section 10.09, an "Officers' Certificate" means a written certificate signed by the principal executive, financial or accounting officer of the Company and any one of the other Officers referred to above and delivered to the Trustee.

                    "Opinion of Counsel" means a written opinion of independent counsel selected by the Company, which counsel shall be reasonably acceptable to the Trustee.

                    "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (a)  Securities theretofore canceled by the
               Trustee or delivered to the Trustee for cancelation;

                    (b) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                    (c)  Securities which have been paid pursuant to
               Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

          provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in conclusively relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. In case of a dispute as to such right, any decision by the Trustee upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Section 6.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purposes of any such determination.

                    "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                    "Person" means any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or other legal entity or government or any agency or political subdivision thereof.

                    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                    "Qualified Institutional Buyer" has the meaning specified in Rule 144A.

                    "Record Date" means any Regular Record Date or Special Record Date.

                    "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                    "Registration Default" has the meaning specified in Section 2.03.

                    "Registration Rights Agreement" has the meaning specified in Section 10.12.

                    "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the March 1 or September 1 (whether or not a Business Day) next preceding the relevant Interest Payment Date.

                    "Regulation S" means Regulation S under the
          Securities Act (including any successor regulation thereto), as it may be amended from time to time.

                    "Regulation S Global Security" has the meaning specified in Section 2.01.

                    "Repurchase Date" has the meaning specified in
          Section 14.01.

                    "Repurchase Price" has the meaning specified in
          Section 14.01.

                    "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                    "Restricted Global Security" has the meaning specified in Section 2.01.

                    "Restricted Period" has the meaning specified in
          Section 2.01.

                    "Restricted Securities" has the meaning specified in Section 2.1.

                    "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

                    "Rule 144A" means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

                    "Rule 144A Information" has the meaning specified in Section 10.08.

                    "Securities" has the meaning ascribed to it in the first paragraph of this Indenture.

                    "Securities Act" means the Securities Act of 1933 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                    "Securities Payment" has the meaning specified in
          Section 13.02.

                    "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                    "Senior Debt" means the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts (including collection expenses, attorney's fees and late charges) owing with respect to, the following, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, outstanding at the date of execution of the Indenture or thereafter incurred, created or assumed:

                    (a) indebtedness of the Company for money borrowed
               or evidenced by bonds, debentures, notes or similar instruments;

                    (b) reimbursement obligations of the Company with
               respect to letters of credit, bankers' acceptances and similar facilities issued for the account of the Company;

                    (c) every obligation of the Company issued or
               assumed as the deferred purchase price of property or services purchased by the Company, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business;

                    (d) obligations of the Company as lessee under
               leases required to be capitalized on the balance sheet of the lessee under United States generally accepted accounting principles;

                    (e) obligations of the Company under interest rate
               and currency swaps, caps, floors, collars or similar arrangements intended to protect the Company against fluctuations in interest or currency exchange rates;

                    (f) indebtedness of others of the kinds described
               in the preceding clauses (a) through (e) that the Company has assumed, guaranteed or otherwise assured the payment thereof, directly or indirectly; and/or

                    (g) deferrals, renewals, extensions and refundings
               of, or amendments, modifications or supplements to, any indebtedness or obligation described in the preceding clauses (a) through (f) whether or not there is any notice to or consent of the Holders of Notes; provided, however, that the following shall not constitute Senior
               Debt:

                          (i) any particular indebtedness or
                    obligation that is owed by the Company to any of its direct and indirect Subsidiaries and

                             (ii) any particular indebtedness, deferral,
                    renewal, extension or refunding if it is expressly stated in the governing terms or in the assumption thereof that the indebtedness involved is not senior in right of payment to the Notes or that such indebtedness is pari passu with or junior to the Notes.

                    "Shelf Registration Statement" has the meaning specified in Section 2.03.

                    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                    "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                    "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                    "Trading Days" means (a) if the Common Stock are listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (b) if the Common Stock are not listed or admitted for trading on any national securities exchange, days on which trades may be made on the Nasdaq National Market or any similar system of automated dissemination of quotations of securities prices on which the Common Stock are quoted or (c) if the Common Stock are not listed or admitted to trading on any national securities exchange or quoted on such National Market or similar system, days on which the Common Stock are traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

                    "Trustee" means the Person named as the "Trustee" in the preamble of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities shall mean the Trustee with respect to such Securities.

                    "Trust Indenture Act" means the United States Trust Indenture Act of 1939 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission thereunder.

                    "U.S. Depository" means DTC until a successor U.S. Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S.
          Depository" shall mean such successor U.S. Depository.

                    "Unrestricted Securities" has the meaning specified in Section 2.01.

                    "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such obligation evidenced by such depository receipt or a specific payment of interest on or principal of any such obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation set forth in (i) or (ii) above or the specific payment of interest on or principal of such obligation evidenced by such depository receipt.

                    "U.S. Person" means a citizen or resident of the United States, a domestic partnership, a domestic corporation or any estate or trust the income of which is subject to U.S. Federal income taxation regardless of its source.

                    "Vice President", when used with respect to the Company, means any Vice President, whether or not designated by a number or a word or words added before or after the title "Vice President".

                    "Western Europe" means Austria, Belgium, Denmark, France, Germany, Ireland, Italy, Luxembourg, the
          Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

                    SECTION  1.02  Compliance Certificates and
          Opinions; Form of Documents Delivered to Trustee. (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (i) a statement that each individual signing such
               certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                   (ii) a brief statement as to the nature and scope
               of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of such
               individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of
               each such individual, such condition or covenant has been complied with.

                    (b)  In any case where several matters are
          required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                    SECTION 1.03.  Acts of Holders of Securities.
          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Subject to Section 6.01, the execution of any instrument by a Holder or his agent, or proxy, may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner which the Trustee deems sufficient.

                    (c) The ownership of Securities shall be proven by the Security Register.

                    (d)  Any request, demand, authorization,
          direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                    (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If the Company does not so fix a record date in any such case, the Trustee may fix such a record date by giving written notice to the Company. If such a record date is fixed, upon request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed to be effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                    SECTION 1.04. Notices, etc. Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with either of the following:

                    (a) the Trustee by any Holder of Securities or by
               the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                    (b) the Company by the Trustee or by any Holder of
               Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, addressed to the Company at 30 Hunter Lane, Camp Hill, Pennsylvania 17011, Notice: Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company.

                    SECTION 1.05. Notice to Holders of Securities; Waiver. Except as otherwise provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his registered address as recorded in the Security Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Holder entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                    SECTION 1.06. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    SECTION 1.07.  Successors and Assigns.  All
          covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

                    SECTION 1.08. Separability Clause. In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    SECTION 1.09. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, the holders of Senior Debt of the Company (solely with respect to Article XIII) and the Holders of Securities and, solely with respect to this Article I and Sections 10.08, 12.08 and 12.09, the Holders of Conversion Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

                    This Article I and Sections 10.08, 12.08 and 12.09 shall not be amended or modified, and neither compliance by the Company with, nor any default by it under, such Article or any such Sections, shall be waived, in any manner that adversely affects the interest of any Holder of a Conversion Security at the time outstanding without such Holder's consent.

                    SECTION 1.10. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN
          ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE
          UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO THE
          CONFLICTS OF LAWS PROVISIONS THEREOF.

                    SECTION 1.11. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or delivery for conversion of such Security need not be made on or by such day, but may be made on or by the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date, or at the Stated Maturity or by such last day for conversion, as the case may be; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

                    SECTION 1.12. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture (or would be required to be a part of and govern this Indenture if this Indenture were required to be qualified under the Trust Indenture Act), the latter provision shall control.
          If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                   ARTICLE II

                                 Security Forms

                    SECTION 2.01. Forms Generally. The Securities shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository thereof, the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder, or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities.

                    The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution thereof.

                    In certain cases described elsewhere herein, the legends set forth in the first four paragraphs of
          Section 2.02 may be omitted from Securities issued hereunder.

                    After a transfer of any Securities during the period of the effectiveness of a Shelf Registration Statement with respect to the Securities which are included in such Shelf Registration Statement, all requirements pertaining to legends on such Security will cease to apply, the requirements requiring any such Security issued to certain Holders be issued in global form will cease to apply, and, except as provided herein, a certificated Security without legends will be available to the Holder of such Securities.

                    Securities offered and sold in their initial distribution in reliance on Regulation S shall be initially represented by one or more Regulation S Global Securities issued in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.02 and 2.03, with such applicable legends as are provided for in Section 2.02. Such Regulation S Global Security shall be registered in the name of the U.S. Depository or its nominee and deposited with the Trustee, at its New York office, as custodian for the U.S. Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the U.S. Depository of the depositories for Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or CEDEL. Until such time as the Restricted Period shall have terminated, Securityholders may hold beneficial interests in such Regulation S Global Securities only through Euroclear and CEDEL, unless delivery of such beneficial interest shall be made through the Restricted Global Note in accordance with the certification requirements discussed below in Section 3.05(b)(iii). After such time as the Restricted Period shall have terminated, such certification requirements shall no longer be required for such transfers. As used herein, the term "Restricted Period" means the period up to (but not including) the 40th day following the later of (a) the day that Goldman, Sachs & Co., an initial purchaser of the Securities, advises the Company and the Trustee of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (b) October 20, 1997. The Regulation S Global Security following the Restricted Period and all other Securities that are not Restricted Securities shall collectively be referred to herein as the "Unrestricted Securities".

                    Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (collectively, the "Restricted Global Security") in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.02 and 2.03, with such applicable legends as are provided for in Section 2.02, except as otherwise permitted herein. Such Global Security shall be registered in the name of the U.S. Depository or its nominee and deposited with the Trustee, at its New York office, as custodian for the U.S. Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the U.S. Depository, in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Security, as hereinafter provided. The Restricted Global Security and all other Securities evidencing the debt, or any portion of the debt, initially evidenced by such Global Security, other than Securities transferred or exchanged upon certification as provided in Section 3.05(b)(ii) or (iv), shall collectively be referred to herein as the "Restricted Securities".

                    The Securities will be issued only in registered form. The Securities will be issued in minimum denominations of $1,000, as provided in Section 3.02.

                    SECTION 2.02.  Form of Face of Security.

                    [INCLUDE IF SECURITY IS A REGULATION S GLOBAL SECURITY--THIS SECURITY IS A REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN SECTION 3.05(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY DURING THE RESTRICTED PERIOD.]

                    [INCLUDE IF SECURITY IS A RESTRICTED SECURITY-- THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                    THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF RITE AID CORPORATION AND ITS SUCCESSORS THAT (A) THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (III) UNLESS PREVIOUSLY AGREED WITH THE COMPANY, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                    THIS SECURITY, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTION ON ANY PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THERETO) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

                    CONVERSION OF THIS SECURITY IS SUBJECT TO
          CERTIFICATION AND OTHER REQUIREMENTS, AND ANY SECURITIES ISSUED ON SUCH CONVERSION WILL BE SUBJECT TO THE TRANSFER RESTRICTIONS REFERRED TO ABOVE.]

                    [INCLUDE IF SECURITY IS A GLOBAL SECURITY--THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                    [INCLUDE IF SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS THE U.S. DEPOSITORY--UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                              RITE AID CORPORATION

                      5.25% CONVERTIBLE SUBORDINATED NOTES
                             DUE SEPTEMBER 15, 2002

          No.                                          $
          CUSIP No.:

                    RITE AID CORPORATION, a Delaware corporation
          (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of
                        U.S. Dollars, or such other amount (not to exceed six hundred and fifty million dollars ($650,000,000) when taken together with all of the Company's 5.25% Convertible Subordinated Notes due September 15, 2002 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Company's 5.25% Convertible Subordinated Notes due September 15, 2002 in respect of which beneficial interests are held through the U.S. Depositary in the form of a [Restricted] [Regulation S] Global Security, on September 15, 2002 and to pay interest thereon from September 10, 1997 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 in each year, commencing on March 15, 1998, and at Maturity at the rate of 5.25% per annum, until the principal hereof is paid or made available for payment; provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 5.25% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, if such manner shall be deemed practical by the Trustee, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                    Payment of the principal of and interest on this Security will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose; provided, however, that upon written application (including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $2,000,000) maintained by the payee with a bank in The City of New York; and provided further that, subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided further that payment of principal of, or interest on this Security and payment of any Liquidated Damages (as defined on the reverse hereof) may be made at an office or agency of the Corporate Trust Office of the Trustee in The City of
          New York, if (but only if) payment of the full amount of such principal, interest or Liquidated Damages, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded because of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depository as then in effect.

                    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                    IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

                                        RITE AID CORPORATION,

          [Corporate Seal]              by

                                            __________________________
                                            Title:

          Attest:

          ______________________
          Title:




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                    This is one of the Securities referred to in the within-mentioned Indenture.

          Dated:                        HARRIS TRUST AND SAVINGS BANK,

                                          as Trustee,

                                            By
                                              ________________________
                                              Authorized Signatory

                    SECTION 2.03. Form of Reverse of Security. This Security is one of a duly authorized issue of securities of the Company designated as its "5.25% Convertible Subordinated Notes due September 15, 2002" (herein called the "Securities"), limited in aggregate principal amount to $650,000,000, issued and to be issued under an Indenture, dated as of September 10, 1997 (herein called the ("Indenture") between the Company and Harris Trust and Savings Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Debt of the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                    No sinking fund is provided for in the Securities. The Securities may not be redeemed at the option of the Company prior to September 15, 2000. Thereafter, the Securities may be redeemed at the option of the Company, in whole or in part, at the Redemption Prices set forth below.

                    The Redemption Prices (expressed as a percentage of principal amount) are as follows for the 12-month period beginning on September 15 of the following years:

                                           Redemption
                         Year                Price

                        2000                 102.10%
                        2001                 101.05%

          and thereafter at a Redemption Price equal to 100% of the principal amount, in each case together with accrued interest to the Redemption Date.

                    Notice of redemption (which notice shall be irrevocable) will be given by first-class mail to Holders of Securities at their registered addresses as recorded in the Security Register. Notice will be given not more than 60 nor less than 30 days prior to the Redemption Date, as provided in the Indenture.

                    In any case where the due date for the payment of the principal of or interest, including Liquidated Damages, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be at any place of payment or place of conversion, as the case may be, a day on which banking institutions at such place of payment or place of conversion are authorized or obligated by law or executive order to close, then payment of principal or interest, including Liquidated Damages, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity or by such last day for conversion, and no interest shall accrue for the period after such date.

                    Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after December 9, 1997 (the "Non-Conversion Period") and prior to the close of business on September 15, 2002, or in case this Security is called for redemption or the Holder hereof has exercised its right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into validly issued fully paid and nonassessable Common Stock of the Company at an initial Conversion Rate equal to 13.836 shares of Common Stock per $1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, and also a duly executed conversion notice, substantially in the form provided in Annex A of the Indenture (including the tax certification contained in such notice), to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of the Conversion Agent (as defined below), at the principal corporate trust office of the Trustee in The City of New York or at such other offices or agencies outside the United States that the Company may designate (each a "Conversion Agent"). No payment or adjustment is to be made on conversion for cash dividends on the Common Stock issued on conversion or, if the date of conversion is not an Interest Payment Date, interest accrued hereon from the Interest Payment Date next preceding the date of conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture, or alternatively, at the Company's option, the Company shall round up the conversion transaction to the next higher whole share. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon consolidation, merger, sale or transfer by a holder of the number of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-Electing Shares). Adjustments in the Conversion Rate of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

                    Notwithstanding any provision hereof, no securities will be delivered on conversion of this Security or any portion hereof unless the certification and other requirements described in the Indenture are satisfied.

                    Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                    The Holder of this Security and the Common Stock of the Company issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of September 4, 1997, between the Company and Goldman, Sachs & Co., Morgan
          Stanley & Co. Incorporated, Bear Stearns & Co. Inc. and Salomon Brothers Inc (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Securities and the Common Stock issuable upon conversion thereof that it will, at its expense, (a) within 90 days after the date of issuance of the original Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Securities and the Common Stock issuable upon conversion thereof, (b) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 180 days after the date of original issuance of the Securities, and (c) use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act, until the second anniversary of the date of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement.

                    If (a) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (b) on or prior to the 180th day following the date of original issuance of the Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semiannually in arrears, with the first semiannual payment due on the first interest payment date in respect of the Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Securities outstanding to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the second annual anniversary of the initial effective date of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Securities shall increase by an additional one-half of one percent (0.50%) per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.

                    Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

                    The Holder of this Security, by its acceptance thereof, agrees to be bound by the terms of the Registration Rights Agreement relating to the Securities and the Common Stock issuable upon conversion thereof.

                    If a Change in Control occurs, the Holder of this Security shall have the right, at the Holder's option in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, except as otherwise provided in the Indenture, by delivery of Common Stock having a fair market value equal to the Repurchase Price; provided that payment may not be made in Common Stock unless at the time of payment such stock is listed on a national securities exchange or quoted on the Nasdaq National Market. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

                    The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all amounts then or thereafter to become due on all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and
          (c) appoints the Trustee its attorney-in-fact for any and all such purposes.

                    If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment
          (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

                    As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon (including any Liquidated Damages) on or after the respective due dates expressed herein.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest (including Liquidated Damages) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                    The Securities are issuable only in fully registered form, without exception, and, except as provided in Section 2.01 of the Indenture, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, Securities are exchangeable for a like aggregate principal amount of securities of the same or a different authorized denomination, as requested by the Holder surrendering the same.

                    As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentation of this Security for registration of transfer the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

                    1. Pursuant to Section 15.01 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

                    2. The undersigned hereby directs the Trustee or the Company to pay it or an amount in cash or, at
          the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                             Dated:

                                             ___________________________
                                                     Signature

                                             ___________________________
                                                Signature Guaranteed

          Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program
          (MSP) or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.

          Principal amount to be repurchased:

          Remaining principal amount following such repurchase:

          NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                    SECTION 2.04. Form of Trustee's Certificate of Authentication. This is one of the Securities referred to in the within-mentioned Indenture.

          Dated:                        HARRIS TRUST AND SAVINGS BANK,
                                        as Trustee,

                                           by
                                            _________________________
                                            Authorized Signatory

                                   ARTICLE III

                                 The Securities

                    SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $650,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06, 9.05, or 12.02.

                    The Securities shall be known and designated as the "5.25% Convertible Subordinated Notes due September 15, 2002" of the Company. Their Stated Maturity shall be September 15, 2002 and they shall bear interest at the rate of 5.25% per annum from September 10, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually in arrears on March 15 and September 15 of each year, commencing March 15, 1998, and at Maturity, until the principal thereof is paid or made available for payment; provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 5.25% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand.

                    The principal of and interest on the Securities shall be payable in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York or, at the option of the Holder and subject to any fiscal or other laws and regulations applicable thereto, at any other office of the Trustee or any Paying Agent outside The City of New York; provided, however, that upon application (including wire payment instructions) by the Holder to the Trustee not later than the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $2,000,000) maintained by the payee with a bank in The City of New York, New York; and provided further that subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Unless such designation is revoked, any such designation made by such Holder with respect to such Security will remain in effect with respect to any future payments with respect to such Security payable to such Holder. The Company will pay any administrative costs imposed by banks in connection with making such payments, upon application by the relevant Holder. Notwithstanding the second sentence of this paragraph, each payment of principal and interest in respect of a Global Security will be made in accordance with the procedures of the U.S. Depository as then in effect.

                    The Securities shall be redeemable at the Company's option, in whole or in part, under the circumstances and at the Redemption Prices specified in the form of Securities set forth in Sections 2.02 and 2.03.

                    The Securities shall be convertible as provided in
          Article XII.

                    The Securities shall be subordinated in right of payment to Senior Debt of the Company as provided in
          Article XIII.

                    The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in
          Article XIV.

                    SECTION 3.02.  Denominations.  The Securities
          shall be issuable only in registered form without coupons and, except as provided in Section 2.01, only in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

                    SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by any one of its Chairman of the Board, its Chief Executive Officer, its President, or any one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

                    Securities bearing the manual or facsimile signature of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, a compliance certificate and Opinion of Counsel pursuant to
          Section 1.02 shall not be required.

                    Each Security shall be dated the date of its authentication.

                    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or the Authenticating Agent by manual signature of an authorized signatory, and such certificate upon such Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold or delivered by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 3.09, for all purposes of this Indenture and such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                    SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

                    If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder.
          Upon surrender for cancelation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                    SECTION 3.05.  Registration, Registration of
          Transfer and Exchange; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to
          Section 10.02 for such purpose, and subject to the other provisions of this Section 3.05, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                    At the option of the Holder, and subject to the other provisions of this Section 3.05, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this
          Section 3.05, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 3.05, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                    No service charge shall be made for any
          registration of transfer or exchange of securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04,
          12.02 or 14.02(f) not involving any transfer and subject to
          Section 12.09.

                    (b) Notwithstanding any other provisions of this Indenture or the Securities (but subject to Section 2.01), transfers of a Global Security, in whole or in part, transfers and exchanges of interests therein of the kinds described in clauses (2), (3), (4) and (5) below and exchanges of interests in Global Securities, and transfers or exchanges of other Securities as described in clause (6) below, shall be made only in accordance with this
          Section 3.05(b).  Transfers and exchanges subject to this
          Section 3.05 shall also be subject to the other provisions of this Indenture that are not inconsistent with this
          Section 3.05.

                    (i) Limitation on Transfers of a Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the U.S. Depository or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.05(b)(ii) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this
               Section 3.05(b).

                        (ii) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global
               Security, such transfer may be effected, subject to the rules and procedures of the U.S. Depository, Euroclear and CEDEL, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with this
               Section 3.05(b)(ii). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the holder of such beneficial interest, the Trustee, as Security
               Registrar, shall instruct the U.S. Depository to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation
               S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which during the Restricted Period shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

                       (iii) Regulation S Global Security to Restricted Global Security. If during the Restricted Period the holder of a beneficial interest in the Regulation S Global Security wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this
               Section 3.05(b)(iii). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member
               (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex C given by the holder of such beneficial interest, the Trustee, as Security
               Registrar, shall instruct the U.S. Depository to reduce the principal amount of the Regulation S Global
               Security and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security, as the case may be, was reduced upon such transfer.

                        (iv) Exchanges. In the event that a Restricted Global Security or any portion thereof is exchanged for a Regulation S Global Security or Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (iii) above and (v) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may
               be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

                    (v) Interests in Regulation S Global Security To Be Held Through Euroclear or CEDEL. Until the termination of the Restricted Period, interests in the Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and CEDEL provided that this Clause (v) shall not prohibit any transfer in accordance with Section 3.05(b)(iii) hereof.

                    (c) Each Restricted Security and Global Security issued hereunder shall, upon issuance, bear the legends required by Section 2.02 to be applied to such a Security and such required legends shall not be removed from such Security except as provided in the next sentence or paragraph (d) of this Section 3.05. The legend required for a Restricted Security may be removed from such Security upon the earlier of (i) the later of the expiration of two years from the last date of original issuance of the Securities and the last date on which the Company or any affiliate of the Company reacquired such Securities, if any, and (ii) the date such Security is resold pursuant to an effective Registration Statement relating thereto. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Restricted Security has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a legend to appear thereon.

                    (d) The provisions of clauses (i), (ii), (iii) and (iv) below shall apply only to Global Securities:

                    (i) Each Global Security authenticated under this Indenture shall be registered in the name of the U.S. Depository or a nominee thereof and delivered to such U.S. Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                        (ii) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the U.S. Depository or a nominee thereof unless (A) the U.S. Depository (1) has notified the Company that it is unwilling or unable to continue as U.S. Depository for such Global Security or (2) has ceased to be a clearing agency registered under the Exchange Act, (B) in the case of a Global Security held for an account of Euroclear or CEDEL, Euroclear or CEDEL, as the case may be, (1) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or (2) announces an intention permanently to cease business or does in fact do so, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) a request for certificates has been made upon 60 days' prior written notice given to the Trustee in accordance with the U.S. Depository's customary procedures and a copy of such notice has been received by the Company from the Trustee. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the U.S. Depository. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that any such Security so issued that is registered in the name of a Person other than the U.S. Depository or a nominee thereof shall not be a Global Security.

                    (iii) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the U.S. Depository shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the U.S. Depository to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the U.S. Depository or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the written order of the U.S. Depository or an authorized representative thereof.

                        (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

                    (v) Neither any members of, or participants in, the U.S. Depository ("Agent Members") nor any other Persons on whose behalf Agent Members may act (including Euroclear and CEDEL and account holders and participants therein) shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the U.S. Depository or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depository or such nominee, as the case may be, or impair, as between the U.S. Depository, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

                    SECTION 3.06.  Mutilated, Destroyed, Lost or
          Stolen Securities. If there shall be delivered to the Company and the Trustee (i) (A) any mutilated Security or
          (B) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                    A Holder shall bear the cost to the Company of replacing a mutilated, destroyed, stolen or lost Security. Upon the issuance of any new Security under this Section, the Company also may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Security issued pursuant to this
          Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                    SECTION 3.07.  Payment of Interest, Interest
          Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                    Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or
          (b) below:

                    (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                    (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                    Subject to the foregoing provisions of this Section and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                    Any Security surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date and, as a result, the right to convert such Securities with respect to which the Holder has exercised redemption or repurchase rights would terminate during such period) must be accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the Interest payable on such Interest Payment Date on the principal amount of such Securities being surrendered for conversion. In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) whose Stated Maturity is on such Interest Payment Date, interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

                    SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 3.05 and 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                    SECTION 3.09.  Cancelation.  All Securities
          surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancelation any Securities previously authenticated hereunder which the Company has not issued and sold or delivered, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.09, except as expressly permitted by this Indenture. The Trustee shall destroy canceled Securities and deliver a certificate of such destruction to the Company.

                    SECTION 3.10. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                    SECTION 3.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption, repurchase or exchange as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption, repurchase or exchange and that reliance may be placed only on the other identification numbers printed on the Securities.

                                   ARTICLE IV

                           Satisfaction and Discharge

                    SECTION 4.01.  Satisfaction and Discharge of
          Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or replacement of Securities herein expressly provided for, any right to receive the payment of principal of, or interest on, such Securities or Liquidated Damages under the tenth paragraph on the reverse of the form of Securities set forth in Section 2.03 and the rights, obligations and immunities of the Trustee hereunder), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                    (a) either

                         (i) all Securities theretofore authenticated
                    and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancelation; or

                             (ii) all such Securities not theretofore
                    delivered to the Trustee for cancelation

                              (A) have become due and payable, or

                              (B) will have become due and payable at
                         their Stated Maturity within one year, or

                              (C) are to be called for redemption
                         within one year under arrangements
                         satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

               and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose
               (1) money in an amount, or (2) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (3) a combination thereof, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancelation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                    (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                    (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and that any consents required under any document evidencing and/or securing Senior Debt have been obtained and are in full force and effect.

                    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article XIII.

                    SECTION 4.02.  Application of Trust Money.
          (a)  Subject to the provisions of the last paragraph of
          Section 10.03, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                    All moneys deposited with the Trustee pursuant to
          Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                    (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 4.01 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                    (c)  The Trustee shall deliver or pay to the
          Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in
          Section 4.01, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such obligations or money were deposited or received.

                                    ARTICLE V

                                    REMEDIES

                    SECTION 5.01.  Events of Default.  "Event of
          Default", whenever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (a) default in the payment of any interest
               (including any Liquidated Damages) upon any Security when it becomes due and payable, whether or not such payment is prohibited pursuant to Article XIII hereof, and continuance of such default for a period of 30 days; or

                    (b) default in the payment of the principal or
               Redemption Price or Repurchase Price of any Security at its Maturity, whether or not such payment is prohibited pursuant to Article XIII hereof; or

                    (c) default in the Company's obligation to provide
               notice of a Change in Control as provided by
               Section 14.02; or

                    (d) default in the performance, or breach, of any
               covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (e) default under any bond, debenture, note or other evidence of Indebtedness of the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $10,000,000 of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such Indebtedness in an aggregate principal amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a Notice of Default hereunder; provided, however, that if such default under such bond, debenture, note, mortgage, indenture or other instrument or evidence of Indebtedness shall be remedied or cured by the Company or waived pursuant to such agreement or instrument, then, unless the maturity of the Securities shall have been accelerated as provided herein, the Event of Default hereunder by reason therefor shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the Holders. Subject to the provisions of Section 6.01 and 6.02, the Trustee shall not be deemed to have knowledge of such default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such default or (ii) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such Indebtedness or from the trustee under any such mortgage, indenture or other instrument;

                    (f) the entry by a court having jurisdiction in
               the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under the Bankruptcy Code or any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                    (g) the commencement by the Company of a voluntary
               case or proceeding under the Bankruptcy Code or any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to have a case commenced against it or to seek an order for relief under the Bankruptcy code or any applicable bankruptcy, insolvency or other similar law or the taking of corporate action by the Company in furtherance of any such action.

                    SECTION 5.02.  Acceleration of Maturity;
          Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 5.01(a), (b),
          (f) and (g)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any accrued interest and any unpaid Liquidated Damages thereon shall become immediately due and payable. If an Event of Default specified in Section 5.01(a) or (b) occurs and is continuing, the Holder of any Outstanding Security may, by notice in writing to the Company (with a copy to the Trustee), declare the principal of such Security to be due and payable immediately, and upon any such declaration such principal and (subject to Section 3.07) any accrued interest and Liquidated Damages thereon shall become immediately due and payable. If an Event of Default specified in Sections 5.01(f) and (g) occurs ad is continuing, the principal and any accrued interest, together with any Liquidated Damages thereon, on all of the Securities then Outstanding shall ipso facto become due and payable immediately without any declaration or other Act on the part of the Trustee or any Holder.

                    At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                    (a) the Company has paid or deposited with the
               Trustee a sum sufficient to pay

                         (i) all overdue interest and any Liquidated
                    Damages thereon on all Securities,

                             (ii) the principal of any Securities which
                    have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

                            (iii) to the extent that payment of such
                    interest is lawful, interest upon overdue interest at a rate per annum equal to the rate otherwise borne by the Securities plus 1% per annum, and

                             (iv) all sums paid or advanced by the Trustee
                    hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                    (b) all Events of Default, other than the
               nonpayment of the principal of, and any interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                    No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

                    SECTION 5.03.  Collection of Indebtedness and
          Suits for Enforcement by Trustee. The Company covenants that if

                    (a) default is made in the payment of any interest
               on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                    (b) default is made in the payment of the
               principal of any Security at the Maturity thereof,
          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at a rate of 5.25% per annum, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including amounts due the Trustee and any predecessor Trustee under Section 6.07.

                    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                    If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                    SECTION 5.04.  Trustee May File Proofs of Claim.
          (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or either of their creditors, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                    (i) to file and prove a claim for the whole amount
               of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

                        (ii) to collect and receive any moneys or other
               property payable or deliverable on any such claim and to distribute the same,

          and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities by his acceptance thereof to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07.

                    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                    (b) If, as of the third day prior to the bar date for filing proofs of claim in connection with any bankruptcy, reorganization or similar judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor, the Trustee has failed to file such proofs of claim under subparagraph (a) of this Section for any and all amounts owing and unpaid in respect of the Securities, the holders of Senior Debt shall be entitled and empowered to file proofs of claim on behalf of the Trustee in accordance with subparagraph (a) of this Section.

                    SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

                    SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this
          Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST:  To the payment of all amounts due the
               Trustee under Section 6.07; and

                    SECOND:  Subject to Article XIII, to the payment
               of the amounts then due and unpaid for principal of and interest (including Liquidated Damages, if any) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively.

                    SECTION 5.07. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (a) such Holder has previously given written
               notice to the Trustee of a continuing Event of Default;

                    (b) the Holders of not less than 25% in aggregate
               principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (c) such Holder or Holders have offered to the
               Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (d) the Trustee for 60 days after its receipt of
               such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (e) no direction inconsistent with such written
               request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

          it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

                    SECTION 5.08. Unconditional Right of Holders to Receive Principal and Interest and to Convert. Notwithstanding any other provision in this Indenture, but subject to the provisions of Article XIII, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article XII; provided that such Holder delivers the conversion notice required by
          Section 12.02, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

                    SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

                    SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this
          Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

                    SECTION 5.12. Control by Holders of Securities. The Holders of a majority in principal amount of the Outstanding Securities shall, subject to Section 6.03(e), have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that such direction shall not be in conflict with any rule of law or with this Indenture, and provided further that (subject to the provisions of Sections 6.01 and 6.03) the Trustee shall have the right to decline to follow any such direction if (a) the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken, (b) the Trustee by its board of directors or the executive committee thereof or a trust committee of its directors and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability or (c) the Trustee shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Sections 6.01 and 6.03) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                    Nothing in this Indenture shall impair the right of the Trustee to take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                    SECTION 5.13.  Waiver of Past Defaults.  The
          Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

                    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                    SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or the Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article XII.

                    SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

                    SECTION 6.01.  Certain Duties and
          Responsibilities. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                    (b) Except during the continuance of an Event of Default,

                    (i) the Trustee undertakes to perform such duties
               and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (ii) in the absence of bad faith on its part, the
               Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                    (c)  No provision of this Indenture shall be
          construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                    (i) this paragraph (c) shall not be construed to
               limit the effect of paragraph (b) of this Section;

                        (ii) the Trustee shall not be liable for any error
               of judgment made in good faith by a Responsible
               Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                       (iii) the Trustee shall not be liable with respect
               to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                        (iv) no provision of this Indenture shall require
               the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

                    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                    SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities; and provided, further, that in the case of any default of the character specified in Section 5.01(4), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence of such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                    SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of Section 6.01:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any Board Resolution, resolution, Officers' Certificate, other certificate, statement, instrument, Opinion of Counsel, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution;

                    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate or an Opinion of Counsel;

                    (d) the Trustee may consult with counsel (at the expense of the Company) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

                    SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                    SECTION 6.05. May Hold Securities, Act as Trustee Under Other Indentures. The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent, Security Register or such other agent.

                    SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                    SECTION 6.07. Compensation and Reimbursement. The Company agrees:

                    (1)  to pay to the Trustee from time to time
          reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2)  except as otherwise expressly provided
          herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its own negligence or bad faith; and

                    (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its power or duties hereunder and the cost and expenses of enforcing this right of indemnity, except to the extent any such loss, liability or expense is due to its own negligence, willful misconduct or bad faith.

                    To ensure the performance of the obligations of the Company under this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate upon all property and funds held or collected by the Trustee as such, except property and funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

                    Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(f) or Section 5.01(g), the expenses (including the reasonable charges and expenses of its counsel) and compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                    The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

                    SECTION 6.08.  Corporate Trustee Required;
          Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by Federal or state authority, in good standing and having an established place of business or an agent with an established place of business in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                    SECTION 6.09.  Resignation and Removal;
          Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

                    (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by this
          Section 6.09 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                    (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

                    (d)  If at any time:

                         (i) the Trustee shall fail to comply with
                    Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                             (ii) the Trustee shall cease to be eligible
                    under Section 6.08 and shall fail to resign after written request therefor by the Company or by any Holder, or

                            (iii) the Trustee shall become incapable of
                    acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this
          Section 6.09. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of this Section 6.09, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section 6.09, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                    (f)  The Company shall give notice of each
          resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                    SECTION 6.10.  Acceptance of Appointment by
          Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                    No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

                    Upon the acceptance of appointment by any successor Trustee, all fees, charges and expenses of the retiring Trustee shall become immediately due and payable upon the rendering of a statement thereof.

                    SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                    SECTION 6.12. Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or any State thereof and authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S. $50,000,000 or its equivalent (or its parent holding company has a combined capital and surplus of not less than U.S. $50,000,000 or its equivalent) in another currency or composite currencies and subject to supervision or examination by government authority. If such Authenticating Agent (or its parent holding company) publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this
          Section 6.12, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

                    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

                    If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

                    This is one of the Securities referred to in the within-mentioned Indenture.

          Dated:                   Harris Trust and Savings Bank,
                                   as Trustee,

                                   by   Authenticating Agent (or
                                        authorized representative), as
                                        Authenticating Agent,

                                        by ___________________________
                                               Authorized Signatory

                                   ARTICLE VII

                Holder's Lists and Reports by Trustee and Company

                    SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

                    (a) semiannually, not more than 15 days after the
               Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                    (b) at such other times as the Trustee may
               reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

          excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                    SECTION 7.02.  Preservation of Information;
          Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it pursuant to Section 7.01 upon receipt of a new list so furnished.

                    (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act for holders of securities issued under an indenture qualified pursuant to the Trust Indenture Act.

                    (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or the Code.

                    SECTION 7.03. Reports by the Company. (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, it shall file with the Trustee upon request the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                    (b) The Company shall file with the Trustee such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be requested from time to time by the Trustee.

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

                    SECTION 8.01. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease or otherwise dispose of all or substantially all of its properties and assets to any Person (other than a wholly owned subsidiary), and the Company shall not permit any Person (other than a wholly owned Subsidiary of the Company) to consolidate with or merge into the Company or convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

                    (a) in case the Company shall consolidate with or
               merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and interest (including Liquidated Damages) on all of the Securities, as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.12;

                    (b) immediately after giving effect to such
               transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                    (c) the Company has delivered to the Trustee an
               Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with.

                    SECTION 8.02. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or the properties and assets of the Company in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             Supplemental Indentures

                    SECTION 9.01. Supplemental Indentures Without Consent of Holders of Securities. Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

                    (a) to evidence the succession of another Person
               to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by this Indenture; or

                    (b) to add to the covenants of the Company for the
               benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company; or

                    (c) to secure the Securities; or

                    (d) to modify the restrictions on, and procedures
               for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practice relating to the resale or transfer of restricted securities generally; or

                    (e) to make provision with respect to the
               conversion rights of Holders of Securities pursuant to
               Section 12.12; or

                    (f) to accommodate the issuance, if any, of
               Securities in book-entry or definitive form and matters related thereto which do not adversely affect the interest of the Holders of Securities; or

                    (g) to comply with any requirements of the
               Commission in order to effect and maintain the qualification of this Indenture under the Trust
               Indenture Act; or

                    (h) to cure any ambiguity, to correct or
               supplement any provision herein, which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable; provided that such action pursuant to this clause (h) shall not adversely affect the interests of the Holders of Securities in any material respect.

          Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 9.03 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and any further appropriate agreements and stipulations which may be therein contained.

                    SECTION 9.02.  Supplemental Indentures with
          Consent of Holders of Securities. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

                    (i) change the Stated Maturity of the principal
               of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest payable thereon or any premium payable upon redemption or mandatory repurchase thereof, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or, except as permitted by Section 12.12, adversely affect the right to convert any Security as provided in
               Article XII, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities, or

                        (ii) reduce the requirements of Section 10.04 for
               quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture, or

                       (iii) modify any of the provisions of this Section,
               Section 5.13 or Section 10.11, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                        (iv) modify any provisions of Article XII, XIII or
               XIV in a manner adverse to the Holders.

                    It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                    SECTION 9.03.  Execution of Supplemental
          Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate to the effect that all conditions precedent have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                    SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                    SECTION 9.05.  Reference in Securities to
          Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                                    Covenants

                    SECTION 10.01. Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                    SECTION 10.02.  Maintenance of Offices or
          Agencies. The Company hereby appoints the principal corporate trust office of the Trustee (or its agent in The City of New York) as its agent in The City of New York where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where conversion notices, certificates and other items required to be delivered to effect conversion may be delivered and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

                    The Company hereby appoints the principal corporate trust office of the Trustee (or its agent in The City of New York) as Paying Agent for the payment of principal of and interest on the Securities and as Conversion Agent for the Conversion of any of the Securities in accordance with Article XII, and appoints such office of the Trustee or its agent in the City of New York as transfer agent where Securities may be surrendered for registration of transfer or exchange.

                    The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents with or without cause for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancelation, or moneys sufficient to pay the principal of and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.03, the Company will maintain (i) in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company, in respect of the Securities and this Indenture may be served, and
          (ii) subject to any laws or regulations applicable thereto, in any city in a Western European country, an office or agency where Securities may be presented and surrendered for payment and where Securities may be presented for registration of transfer or exchange or conversion thereof. The Company will give prompt written notice to the Trustee, and will give notice to Holders of Securities in the manner specified in Section 1.05, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

                    If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on and Securities may be surrendered for conversion to the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

                    SECTION 10.03. Money for Security Payments To Be Held in Trust. If the Company at any time shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

                    Whenever the Company shall have one or more Paying Agents, it will, prior to or on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

                    The Company will cause each Paying Agent other than the Trustee or affiliate of the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                         (a) hold all sums held by it for the payment of
                    the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                         (b) give the Trustee written notice of any default
                    by the Company (or any other obligor upon the securities) in the making of any payment of principal or interest; and

                         (c) at any time during the continuance of any such
                    default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                         The Company may at any time, for the purpose of
               obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                         Any money deposited with the Trustee or any Paying
               Agent, or then held by the Company, in trust for the payment of the principal of or interest on (together with any Liquidated Damages in respect thereof) any Security and remaining unclaimed for two years after such principal or interest (together with any Liquidated Damages in respect thereof) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as a general unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before making any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company; and provided further that any such publication shall not relieve the Trustee or any Paying Agent of their obligation to pay any amounts to the Company in the manner provided in this
               Section 10.03.

                         SECTION 10.04.  Corporate Existence.  Subject to
               Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                         SECTION 10.05. Maintenance of Properties. The Company will cause all material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made (subject, however, to any limitations on expenditures in any document evidencing and/or securing Senior Debt) all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this
               Section 10.05 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                         SECTION 10.06. Compliance with Laws. The Company will comply, and cause each Subsidiary to comply, with the requirements of all applicable laws, ordinances, rules, regulations, and requirements of any governmental authority (including, without limitation, ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to comply would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole.

                         SECTION 10.07. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                         SECTION 10.08. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act or is exempt therefrom, upon the request of a Holder of a Restricted Security or the holder of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of such Security by such Holder; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of
               (i) the date such a security (or any predecessor security) was acquired from the Company or (ii) the date such a security (or any predecessor security) was last acquired from the Company or an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto); and provided further that the Company shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. Person" within the meaning of Regulation S under the Securities Act if such Security may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                         SECTION 10.09.  Statement by Officers as to
               Default. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the Officers signing such certificate, with a view to determining whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has observed, performed and fulfilled its obligations under this Indenture. If the Officers signing the Certificate know of such a default, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

                         The Company will also deliver to the Trustee,
               forthwith upon any Officer becoming aware of any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                         Any notice required to be given under this
               Section 10.09 shall be delivered to the Trustee at its Corporate Trust Office and need not comply with
               Section 1.04.

                         SECTION 10.10. Resale of Certain Securities. During the period beginning on September 10, 1997, and ending on September 10, 2000, the Company will not, and will not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any securities into which such Securities have been converted under this Indenture, which constitute "restricted securities" under Rule 144 that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

                         SECTION 10.11. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.05 or
               10.06 if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                         SECTION 10.12. Registration Rights. The holders of the Securities and the Common Stock issuable upon conversion thereof are entitled to the benefits of a Registration Rights Agreement, dated as of September 4, 1997, between the Company and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Salomon Brothers Inc (the "Registration Rights Agreement").

                         Whenever in this Indenture there is mentioned, in
               any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Liquidated Damages provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

                         SECTION 10.13.  Book-Entry System.  If the
               Securities cease to trade in the U.S. Depository's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book-entry arrangements that it determines are reasonable for the Securities.

                                        ARTICLE XI

                                 Redemption of Securities

                         SECTION 11.01.  Right of Redemption.  The
               Securities shall be redeemable at the Company's option, in whole or in part, under the circumstances and at the Redemption Prices specified in the form of Securities set forth in Sections 2.02 and 2.03.

                         SECTION 11.02.  Applicability of Article.
               Redemption of Securities at the election of the Company, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article XI.

                         SECTION 11.03. Election To Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. If the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the forms of Securities set forth in Section 2.02, the Company shall furnish the Trustee with (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts demonstrating the same and (b) an Opinion of Counsel to the effect that the Company is entitled to effect such redemption, and such redemption is not otherwise in violation of any provisions of Senior Debt.

                         SECTION 11.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in
               Section 1.05 to the Holders of Securities to be redeemed. Notice shall be given at least once not less than 30 nor more than 60 days prior to the Redemption Date.

                         All notices of redemption shall state:

                         (a) the Redemption Date;

                         (b) the Redemption Price, and the amount of
                    accrued interest, if any;

                         (c) that on the Redemption Date the Redemption
                    Price, and accrued interest, if any, will become due and payable, and that interest thereon shall cease to accrue on and after said date;

                         (d) the Conversion Price, the date on which the
                    right to convert the Securities will terminate and the places where the Securities may be surrendered for conversion; and

                         (e) the place or places where the Securities are
                    to be surrendered for payment of the Redemption Price and accrued interest, if any.

                         Notice of redemption of Securities to be redeemed
               at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company, and such notice, when given to the Holders, shall be irrevocable.

                         SECTION 11.05. Deposit of Redemption Price. At least one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                         If any Security called for redemption is
               converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of
               Section 3.07) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

                         SECTION 11.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, the Holder of such Security shall be paid the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                         If any Security called for redemption shall not be
               so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate of interest borne by the Security.

                                        ARTICLE XII

                                 Conversion of Securities

                         SECTION 12.01.  Conversion Privilege and
               Conversion Rate. Subject to and upon compliance with the provisions of this Article, at any time on or after December 9, 1997, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000 in excess thereof, may be converted at any time after the Non-Conversion Period (as such term is defined in Section 2.03 hereof) at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable Common Stock of the Company (calculated as to each conversion to the nearest 1/100 of a share) at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the redemption date or repurchase date for such Security; subject, in the case of conversion of a Global Security, to any applicable book-entry procedures of the Depository for such conversion. In case a Security or portion thereof is called for redemption at the election of the Company or is delivered for repurchase at the option of the Holder, such conversion right in respect of the Security or portion thereof so called shall expire at the close of business on the Redemption Date or the Repurchase Date, unless the Company defaults in making the payment due upon redemption or the repurchase, as the case may be (subject as aforesaid to any applicable book-entry procedures).

                         The rate at which Common Stock shall be delivered
               upon conversion (herein called the "Conversion Rate") shall be initially 13.836 shares of Common Stock for each U.S.$1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this Article XII. The price at which Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall at any time be equal to U.S. $1,000 divided by the then applicable Conversion Rate (and rounded to the nearest cent).

                         SECTION 12.02. Exercise of Conversion Privilege. In order to exercise the conversion privilege with respect to any Security or portion thereof, the Holder of any Security to be converted or any other person acting on its behalf shall surrender such Security, duly endorsed or assigned to the Company or in blank at any office or agency of the Company maintained for that purpose pursuant to
               Section 10.02, accompanied by a duly signed conversion notice substantially in the form set forth in Annex A stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Alternatively, if such security is represented by a Global Security, conversion may be effected by written order given to the Trustee in accordance with the applicable procedures of the U.S. Depository then in effect. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date or repurchase on a Repurchase Date and, as a result, the right to convert such Security with respect to which the Holder has exercised redemption or repurchase rights would terminate during such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date in respect of such Security (or portion thereof, as the case may be) surrendered for conversion shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.07, no cash payment or adjustment shall be made on account of any cash dividends on the Common Stock issued upon conversion or, if the date of conversion is not an Interest Payment Date, on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion.

                         Securities shall be deemed to have been converted
               immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date). As promptly as practicable on or after the conversion date, the Company shall issue and deliver, out of its authorized but previously unissued (or, in the case of treasury stock of the Company, validly issued) Shares of Common Stock, at the office of such Conversion Agent a certificate or certificates for the number of full shares of newly issued Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in
               Section 12.03.

                    All Common Stock delivered upon such conversion of
               Restricted Securities shall bear a restrictive legend substantially in the form of the legend required to be set forth on the Restricted Securities pursuant to Section 2.02 and shall be subject to the restrictions on transfer provided in such legend. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such agent maintained for the purpose of such conversion certificates for such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

                         In the case of any Security which is converted in
               part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

                         If Common Stock to be issued upon conversion of a
               Security, or Securities to be issued upon conversion of a Security in part only, are to be registered in a name other than that of the Holder of such Security, the Security Registrar shall, prior to the conversion of such Security, record in the Security Register the transfer of that portion of the Security to be so converted in the name of the person in whose name such Common Stock or Securities are to be registered.

                         SECTION 12.03. Fractions of Common Stock. No fractional Common Stock or scrip certificates in respect thereof shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. Instead of any fractional Common Stock which would otherwise be issuable upon conversion of any Security or Securities, the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100 of a share) in an amount in Dollars equal to the same fraction of the current market price per Common Share (calculated in accordance with Section 12.04(h) below) at the close of business on the day of conversion, or alternatively, at the Company's option, the Company shall round up the conversion transaction to the next higher whole share.

                         SECTION 12.04. Adjustment of Conversion Rate. The Conversion Rate shall be subject to adjustments from time to time as follows:

                         (a) In case at any time after the date hereof, the Company shall pay or make a dividend or other distribution on all or any portion of its Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (a), the number of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates, if any, issued in lieu of fractions of Common Stock. If any dividend or distribution of the type described in this Section 12.04(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

                         (b) In case at any time after the date hereof, the Company shall pay or make a dividend or other distribution on all of its Common Stock consisting of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options (not being available on an equivalent basis to Holders of the Securities upon conversion) entitling the holders of its Common Stock to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, warrants or options (other than pursuant to a dividend reinvestment plan), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of Common Stock which the aggregate of the offering price of the total number of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but will include shares issuable in respect of scrip certificates, if any, issued in lieu of fractions of Common Stock. The Company will not issue any rights or warrants in respect of Common Stock held in the treasury of the Company (or, if rights or warrants are issued in respect of all of the Common Stock of the Company, will not exercise any such rights or warrants in respect of Common Stock held in the treasury of the Company). In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such share of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company.

                         (c) In case at any time after the date hereof, all or any portion of the Common Stock outstanding shall be subdivided into a greater number of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely in case at any time after the date hereof, all or any portion of the Common Stock outstanding shall each be combined into a smaller number of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                         (d) In case at any time after the date hereof, the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, warrants or options referred to in paragraph (b) of this Section 12.04, any dividend or distribution paid exclusively in cash, any dividend or distribution referred to in paragraph (a) of this
                    Section 12.04 and any dividend or distribution upon a merger or consolidation referred to in paragraph (e) of this Section 12.04), the Conversion Rate shall be increased so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one Common Share and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. If any dividend or distribution of the type described in this Section 12.04(d) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would be in effect if such dividend or distribution had not been declared.

                         (e) In case at any time after the date hereof, the Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock consisting exclusively of cash (excluding any cash that is distributed upon a merger or consolidation or a sale or transfer of all or substantially all of the assets of the Company to which Section 12.11 applies or as part of a distribution referred to in paragraph (d) of this Section 12.04) in an aggregate amount that, combined together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (e) has been made and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (f) of this Section 12.04 has been made, exceeds 12.5% of the product of the current market price per share of the Common Stock on the date for the determination of holders of Common Stock entitled to receive such distribution times the number of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be increased so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution by a fraction
                    (A) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 12.5% and (y) the number of shares of Common Stock outstanding on such date for determination and (B) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on such date for determination. If any dividend or distribution of the type described in this Section 12.04(e) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would be in effect if such dividend or distribution had not been declared.

                         (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) that combined together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment, pursuant to this paragraph (f) has been made and (ii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph
                    (e) of this Section 12.04 has been made, exceeds 12.5% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 12.04) as of the last time (the "Expiration Time") tenders or exchanges could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to
                    (1) the product of (x) the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 12.04) on the date of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less (2) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares, and (B) the denominator of which shall be equal to the product of (x) the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 12.04) as of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time less the number of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares"). In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made.

                         (g) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve
                    (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (c) of this Section 12.04), and (ii) a subdivision or combination, as the case may be, of the number of Common Stock outstanding immediately prior to such reclassification into the number of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this
                    Section 12.04).

                         (h) For the purpose of any computation under paragraphs (b), (d), (e) or (f) of this Section 12.04, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the applicable securities exchange or in the applicable securities market without the right to receive such issuance or distribution.

                         (i) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (i)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. In the case of any adjustment deferred pursuant to this paragraph (i), the Company shall make appropriate elections under the Treasury Regulations promulgated pursuant to Section 305 of the Internal Revenue Code of 1986, as amended.

                         (j) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (a), (b), (c), (d), (e) and (f) of this Section 12.04, as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for United States Federal income tax purposes or for any other reasons. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (j) and its actions in so doing shall be final and conclusive.

                         SECTION 12.05.  Notice of Adjustments of
               Conversion Rate. Whenever the Conversion Rate is adjusted as herein provided:

                         (a)  the Company shall compute the adjusted
                    Conversion Rate in accordance with Section 12.04 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith promptly be filed with the Trustee and with each Conversion Agent; and

                         (b) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be provided by the Company to all Holders in accordance with Section 1.05.

               Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

                         SECTION 12.06.  Notice of Certain Corporate
               Action.  In case:

                         (a) the Company shall declare a dividend (or any
                    other distribution) on its Common Stock payable otherwise than in cash out of funds from which such dividend or other distribution is properly payable; or

                         (b) the Company shall authorize the granting to
                    the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                         (c) of any reclassification of the Common Stock of
                    the Company (other than a subdivision or combination of its outstanding Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock, or of the conveyance, transfer, sale or lease of all or substantially all of the assets of the Company; or

                         (d) of the voluntary or involuntary dissolution,
                    liquidation or winding up of the Company;

               then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.05, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating
               (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the effective date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up.
               Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (d) of this
               Section 12.06. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

                         The Company shall cause to be filed at each office
               or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.05, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

                         SECTION 12.07. Company To Reserve Common Stock. The Company shall at all times while any Securities are Outstanding reserve and keep available, free from preemptive rights, out of its authorized but previously unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of Common Stock then issuable upon the conversion of all such Outstanding Securities.

                         SECTION 12.08 Taxes on Conversions. Except as provided in the next sentence, the Company will pay any and all transfer, stamp, documentary and other similar taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of Securities pursuant hereto. A Holder delivering a Security for conversion will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid.

                         SECTION 12.09. Covenant as to Common Stock. The Company covenants that all Common Stock which may be delivered upon conversion of Securities will be validly issued shares and upon such delivery, will have been fully paid and nonassessable and, except as provided in
               Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                         SECTION 12.10.  Cancelation of Converted
               Securities. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.

                         SECTION 12.11 Provision in Case of Consolidation, Merger or Conveyance of Assets. In case of any consolidation of the Company with, or merger of the Company into or with any other Person, or in case of any sale of all or substantially all of the assets of the Company, the Company or the Person formed by such consolidation or the Person into which the Company shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding of any series that is convertible into Common Stock of the Company shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash), if any, receivable upon such consolidation, merger or sale by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation or sale, holders of outstanding shares of Common Stock of the Company do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock of the Company into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger or sale, all as more fully provided in the first sentence of this Section 12.11. Anything in this Section 12.11 to the contrary notwithstanding, the provisions of this Section 12.11 shall not apply to a merger or consolidation of another corporation with or into the Company pursuant to which both of the following conditions are applicable: (i) the Company is the surviving corporation and (ii) the outstanding shares of Common Stock of the Company are not changed or converted into any other securities or property (including cash) or changed in number or character or reclassified pursuant to the terms of such merger or consolidation.

                         As evidence of the kind and amount of shares of
               stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

                         SECTION 12.12. Responsibility of Trustee for Conversion Provisions. The Trustee, subject to the provisions of Section 6.01, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature, extent or amount of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.01, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                         SECTION 12.13. Repayment of Certain Funds Upon Conversion. Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article XII shall after such conversion be repaid to the Company by the Trustee upon the Company's written request.

                                       ARTICLE XIII

                                       Subordination

                         SECTION 13.01. Securities Subordinate to Senior Debt. The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article IV), the indebtedness represented by the Securities, and the payment of the principal of, interest on and all other amounts, if any, owing with respect to each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash or other immediately available funds of all Senior Debt of the Company.

                         SECTION 13.02. Payment Over of Proceeds Upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, in cash or other immediately available funds or provision shall be made for such payment in cash or other immediately available funds or otherwise in a manner satisfactory to each holder of Senior Debt with respect to its indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether (i) in cash, property or securities, on account of principal of, interest on or any other amount, if any, owing with respect to the Securities or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company, (ii) by way of cancelation, forgiveness or offset of the indebtedness evidenced by the Securities against any indebtedness owed by a Holder to the Company or (iii) payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of all Senior Debt shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

                         In the event that, notwithstanding the foregoing
               provisions of this Section, the Trustee or the Holder of any Security shall have received any Securities Payment before all Senior Debt is paid in full in cash or other immediately available funds or otherwise in a manner satisfactory to each holder of Senior Debt with respect to its indebtedness, and if such fact shall, at or prior to the time of such Securities Payment, have been made actually known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                         For purposes of this Article only, the words "any
               payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment giving effect to these subordination provisions authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article, which shall require that (A) the final maturity of any such subordinated securities shall exceed the term of the Senior Debt provided for by such plan of reorganization or readjustment, and there shall not be any scheduled principal payment in respect of such subordinated securities prior to that of such Senior Debt and (B) such subordinated securities shall be unsecured and unguaranteed. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer, sale or lease of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, sale or lease such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer, sale or lease comply with the conditions set forth in Article VIII.

                         SECTION 13.03. No Payment When Senior Debt in Default. In the event that any Securities are declared or otherwise shall become due and payable before their Stated Maturity (including by reason of a Change in Control) and there shall have occurred (i) a default in the payment of principal, premium, if any, or interest (including a default under any repurchase or redemption obligation) with respect to any Senior Debt or (ii) any other event of default with respect to any Senior Debt, permitting the holders thereof to accelerate the maturity thereof, then and in such event the holders of the Senior Debt outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts then due on or in respect of all Senior Debt in cash or other immediately available funds or otherwise in a manner satisfactory to the holders of such Senior Debt, before the Holders of the Securities are entitled to receive any Securities Payment.

                         In the event and during the continuation of any
               default in the payment of any amount owing in respect of any Senior Debt beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing permitting the holders of such Senior Debt (or a trustee or other representative on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no Securities Payment shall be made.

                         In the event that, notwithstanding the foregoing,
               the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if (1) such fact shall, at or prior to the time of such Securities Payment, have been made actually known to a Responsible Officer of the Trustee or, as the case may be, such Holder or (2) the Securities have been accelerated, then and in such event such Securities Payment shall be paid over and delivered forthwith to the Company.

                         The provisions of this Section shall not apply to
               any Securities Payment with respect to which Section 13.02 would be applicable.

                         SECTION 13.04. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any proceeding referred to in Section 13.02 or under the conditions described in Section 13.03, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it did not have actual knowledge that such Securities Payment would have been prohibited by the provisions of this Article.

                         SECTION 13.05. Subrogation to Rights of Holders of Senior Debt. Subject to the payment in full of all amounts due or to become due on or in respect of Senior Debt, in cash or other immediately available funds or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

                         SECTION 13.06.  Provisions Solely To Define
               Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, the creditors of the Company other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or
               (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

                         SECTION 13.07.  Trustee To Effectuate
               Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                         SECTION 13.08.  No Waiver of Subordination
               Provisions. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                         Without in any way limiting the generality of the
               foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (a) change the manner, place or terms of payment or the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

                         SECTION 13.09. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor or representative thereof; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of, the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                         The Trustee shall be entitled to rely conclusively
               on the delivery to it of a written notice, and proof of ownership acceptable to the Trustee, by a Person representing himself to be a holder of Senior Debt (or a trustee therefor or representative thereof) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor or representative thereof). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                         SECTION 13.10. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                         SECTION 13.11. Trustee Not Fiduciary for Holders of Senior Debt. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith and absent gross negligence or willful misconduct, mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

                         SECTION 13.12. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                         Nothing in this Article shall apply to claims of,
               or payments to, the Trustee under or pursuant to
               Section 6.07.

                         SECTION 13.13.  Article Applicable to Paying
               Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 13.09 and 13.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                         SECTION 13.14.  Subsidiaries.  No payment,
               distribution of assets or other action may be taken by any Subsidiary of the Company with respect to the Securities if the Company would be prohibited by this Article XIII from taking such action.

                         SECTION 13.15. Rescission. The provisions of this Article XIII shall continue to be effective or be reinstated, as the case may be, if at any time any payment in respect of any of the Senior Debt is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                         SECTION 13.16.  Payment.  For purposes of this
               Article XIII, "payment in full" of Senior Debt shall mean prior payment in full (including payment of reimbursement obligations under letters of credit) of such Senior Debt (including all interest accruing after the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowed as a claim in any such proceeding) in cash or other immediately available funds and termination, cash collateralization or replacement of contingent obligations (including all letters of credit issued thereunder but excluding only any unasserted indemnity obligations) and termination of all commitments thereunder.

                                        ARTICLE XIV

                       Repurchase of Securities at the Option of the
                              Holder upon a Change in Control

                         SECTION 14.01. Right to Require Repurchase. In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 14.02) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased (the "Repurchase Price") plus interest accrued to the Repurchase Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
               Section 3.07. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article IV, unless a Change in Control shall have occurred prior to such discharge. At the option of the Company, the Repurchase Price may be paid in cash or, except as otherwise provided in Section 14.02(j), by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price; provided that payment may not be made in Common Stock unless at the time of payment such stock is listed on a national securities exchange or quoted on the Nasdaq National Market. For purposes of this Section, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Indenture there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

                         SECTION 14.02. Notices; Method of Exercising Repurchase Right, Etc. (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in
               Section 1.05, notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

                         Each notice of a repurchase right shall state:

                         (i) the Repurchase Date,

                        (ii) the date by which the repurchase right must be
                    exercised,

                       (iii) the Repurchase Price,

                        (iv) a description of the procedure which a Holder
                    must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

                         (v) that on the Repurchase Date the Repurchase
                    Price, and accrued interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                        (vi) the Conversion Rate then in effect, the date
                    on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion, and

                       (vii) the place or places that the certificate
                    required by Section 2.03 shall be delivered, and the form of such certificate.

                         In addition, at least two Business Days preceding
               the Repurchase Date, the Company shall give to all Holders of the Securities, in the manner provided in Section 1.05, notice specifying whether the Repurchase Price will be payable in cash or Common Stock and shall deliver a copy of such notice to the Trustee.

                         No failure of the Company to give the foregoing
               notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

                         If any of the foregoing provisions or other
               provisions of this Article are inconsistent with applicable law, such law shall govern.

                         (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in Common Stock, the name or names (with addresses) in which the certificate or certificates for Common Stock shall be issued, and (ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Repurchase Date.

                         (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash or Common Stock, as provided above, for payment to the Holder on the Repurchase Date or, if Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, in the case of Securities, to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date, in each case according to the terms and provisions of Article III.

                         (d)  If any Security (or portion thereof)
               surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 5.25% per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

                         (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

                         (f) Any issuance of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date.

                         (g) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional Common Share which would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a Common Share is the Closing Price Per Share of the Common Stock on the last Trading Day prior to the Repurchase Date.

                         (h) Any issuance and delivery of certificates for Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or
               (ii) any transfer involved in the issuance or delivery of certificates for Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

                         (i)  If any Common Stock to be issued upon
               repurchase of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon repurchase, the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligations of the Company to repurchase Securities as provided in this Article and if such registration is not completed or does not become effective or such approval is not obtained prior to the Repurchase Date, the Repurchase Price shall be paid in cash.

                         (j) The Company covenants that all Common Stock which may be issued upon repurchase of Securities will upon issue be duly and validly issued and fully paid and nonassessable.

                         SECTION 14.03. Certain Definitions. For purposes of this Article XIV:

                         (a) the term "beneficial owner" shall be
                    determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

                         (b) a "Change in Control" shall be deemed to have
                    occurred at the time, after the original issuance of the Securities, of:

                              (i) the acquisition by any Person of
                         beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such person or group is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage) other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company; or

                             (ii) any consolidation of the Company with, or
                         merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancelation of outstanding Common Stock and (y) pursuant to which holders of Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction and (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock);

                    provided, however, that a Change in Control shall not be deemed to have occurred if either (x) the Closing Price Per Share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under clause (i) above) or the period of 10 consecutive Trading Days ending immediately prior to the date of the Change in Control (in the case of a Change in Control under clause (ii) above) shall equal or exceed 105% of the Conversion Price in effect on such trading day or (y) all of the consideration (excluding cash payments for fractional shares) to be paid for the Common Stock in a transaction or transactions constituting the Change in Control as described in clause (ii) above consists of shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market and as a result of such transaction or transactions the Securities become convertible solely into such common stock; and

                         (c) the term "Person" shall include any syndicate
                    or group which would be deemed to be a "person" under
                    Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.
                                  ______________________

                         This instrument may be executed in any number of
               counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                         IN WITNESS WHEREOF, the parties hereto have caused
               this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         RITE AID CORPORATION,

                                         by /s/ Elliot S. Gerson
                                             Name:  Elliot S. Gerson
                                             Title: Senior Vice President
                                                     and General Counsel

               Attest:

               /s/ Lawrence Gelman
               Name:  Lawrence Gelman
               Title: Secretary

                                         Harris Trust and Savings Bank,
                                         not in its individual capacity
                                         but solely as Trustee,

                                         by /s/ J. Bartolini
                                            Name:  J. Bartolini
                                            Title: Vice President

               Attest:

               /s/ Daniel G. Donovan
               Name:  Daniel G. Donovan
               Title: Assistant Secretary



               STATE OF                   )
                                          ) ss.:
               COUNTY OF                  )

                         On the     day of         , 1997, before me
               personally came                     to me known, who, being
               by me duly sworn, did depose and say that he is
                                  of Rite Aid Corporation, one of the
               corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his name thereto by like authority.


                                                       Notary Public

               [Notarial Seal]



               STATE OF                  )
                                         ) ss.:
               COUNTY OF                 )

                         On the      day of         , 1997, before me
               personally came                    , to me known, who, being
               by me duly sworn, did depose and say that he/she is
                                 of Harris Trust and Savings Bank, one of
               the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his name thereto by like authority.


                                                       Notary Public

               [Notarial Seal]



                                                                    ANNEX A

                                FORM OF CONVERSION NOTICE

                    [Notice pursuant to Section 12.02 of the Indenture]

               [              ],
               as Conversion Agent
               [              ]
               New York, New York  [     ]

                         Re   Rite Aid Corporation
                              5.25% Convertible Subordinated Notes
                              due September 15, 2002 (the "Securities")

                         Reference is hereby made to the Indenture, dated
               as of September 10, 1997 (the "Indenture"), between Rite Aid Corporation, as Issuer, and Harris Trust and Savings Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                         This letter relates to the Securities specified
               below, which are registered in the name of the undersigned (the "Holder"). The Holder hereby irrevocably exercises its right to convert such Securities, or the portion thereof, if any, specified below, into Common Shares and, except to the extent specified or required as described below, directs that certificates representing such Common Shares, together with any check in payment for a fractional share and any Security representing any unconverted principal amount, be issued and delivered through the facilities of the U.S. Depository, for credit to the account(s) of the Person(s) indicated below.

                         The Holder acknowledges and agrees that no Common
               Stock will be delivered upon conversion of the specified Securities during the Non-Conversion Period and no Common Shares will be delivered on conversion until any amount payable by the Holder on account of interest is paid, any certificates evidencing specified Securities not held in book-entry form are duly endorsed or assigned to the Company or in blank and surrendered and any taxes or other charges or documents required in connection with a transfer on conversion, and any other required items, are delivered to the Conversion Agent.

                         The Holder acknowledges and agrees that,
               notwithstanding this request for conversion, the Company may require that the Common Shares delivered on conversion of the specified Securities be delivered in certificated form subject to a restrictive legend, or that additional certifications be delivered on behalf of the relevant beneficial owner(s), if it determines that doing so is necessary to comply with the requirements of the Securities Act or otherwise, as provided in the Indenture.

                         Conversion of the specified Securities is subject
               to the requirements established by the Company as well as to the procedures of the U.S. Depository, all as in effect from time to time. The specified Securities will be deemed to have been converted as of the close of business on the first day on which this conversion notice and all other required items have been delivered to the Conversion Agent as provided above and, upon such conversion, shall cease to accrue interest or be Outstanding (subject to the Holder's right to receive the Conversion Securities as provided in the Indenture). Prior to such conversion, the Holder will have no rights in the Conversion Securities.

                         Please provide the information requested below, as
               applicable.

               1. PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION THEREOF TO BE CONVERTED:

                    Principal amount held:  U.S. $
                    CUSIP number(s):
                    U.S. Depository (DTC) account where held:
                    Principal amount being converted (if less than all):
                         U.S. $

               2. UNLESS AND TO THE EXTENT OTHERWISE SPECIFIED BELOW, all Securities (together with any unconverted Securities) will be delivered in book-entry form to the DTC account specified in Item 1 above.

               3. IF OTHER ARRANGEMENTS ARE DESIRED, please specify the type, number and form of securities to be delivered on conversion and the name(s) of the account holder(s) or registered owner(s), by checking the appropriate boxes and providing the information requested:

                    ( )  Common Shares

                         ( )  Book-Entry

                              Number of Common Shares:

                              DTC Account:

                         ( )  Certificates

                              Number of Common Shares:

                              Registered Owner:

                    ( )  Unconverted Securities

                         ( )  Certificates

                              Principal Amount:  U.S. $                   *

                              Registered Owner:

                         ( )  Book-Entry

                              Principal Amount:  U.S. $


               * Aggregate principal amount of each certificate must equal U.S. $1,000 or any amount in excess thereof in integral multiples of U.S. $1,000.


                              DTC Account:

                         Please sign and date this notice in the space
               provided below.

               DATE:
                                                  Name of Holder


                                             Signature(s) of Holder
                                             Title(s):

                                        (If the Holder is a corporation,
                                        partnership or fiduciary, the title
                                        of the Person signing on behalf of
                                        the Holder must be stated.)

               Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program
               (MSP) or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934.


                      Signature Guarantee


                                                                    ANNEX B

                              FORM OF TRANSFER CERTIFICATE--
                               RESTRICTED GLOBAL SECURITY TO
                               REGULATION S GLOBAL SECURITY
                         (Transfers pursuant to Section 3.05(b)(2)
                                     of the Indenture)

               Harris Trust and Savings Bank, as Trustee
               311 West Monroe Street
               Chicago, Illinois 60606

                            Re   Rite Aid Corporation
                                 5.25% Convertible Subordinated Notes
                                 due September 15, 2002 (the "Securities")

                         Reference is hereby made to the Indenture, dated
               as of September 10, 1997 (the "Indenture"), between Rite Aid Corporation, as Issuer, and Harris Trust and Savings Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                         This letter relates to U.S. $         aggregate
               principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. 767754AK0) and held with the U.S. Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security (CUSIP
               No.          ) which amount, in the case of transfers during
               the Restricted Period, immediately after such transfer, is to be held with the U.S. Depository through Euroclear or CEDEL or both.

                         In connection with such request and in respect of
               such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

                         (a) the offer of the Securities was not made to a
                    person in the United States;

                         (b) either:

                            (i) at the time the buy order was originated,
                         the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                           (ii) the transaction was executed in, on or
                         through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                         (c) no directed selling efforts have been made in
                    contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                         (d) the transaction is not part of a plan or
                    scheme to evade the registration requirements of the Securities Act; and

                         (e) upon completion of the transaction, the
                    beneficial interest being transferred as described above was held with the U.S. Depository through Euroclear or CEDEL or both.

                         This certificate and the statements contained
               herein are made for the benefit of the Company and the Initial Purchasers. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

               Dated:
                                             [INSERT NAME OF TRANSFERROR],

                                               by

                                                  Name:
                                                  Title:

                                             (If the registered owner is a
                                             corporation, partnership or
                                             fiduciary, the title of the
                                             Person signing on behalf of
                                             such registered owner must be
                                             stated.)


                                                                    ANNEX C

                              FORM OF TRANSFER CERTIFICATE--
                              REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY DURING THE
                                     RESTRICTED PERIOD
                         (Transfers pursuant to Section 3.05(b)(3)
                                     of the Indenture)

               Harris Trust and Savings Bank, as Trustee
               311 West Monroe Street
               Chicago, Illinois 60606

                              Re   Rite Aid Corporation
                                   5.25% Convertible Subordinated Notes
                                   due September 15, 2002 (the
                                   "Securities")

                         Reference is hereby made to the Indenture, dated
               as of September 10, 1997 (the "Indenture"), between Rite Aid Corporation, as Issuer, and Harris Trust and Savings Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    This letter relates to U.S. $            aggregate
               principal amount of Securities which are evidenced by the Regulation S Global Security (CUSIP No. U76659AA6) and held with the U.S. Depository through Euroclear or CEDEL or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP
               No.         ).

                         In connection with such request and in respect of
               such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A.

                         This certificate and the statements contained
               herein are made for the benefit of the Company and the Initial Purchaser.

               Dated:
                                             [INSERT NAME OF TRANSFERROR],

                                               by

                                                  Name:
                                                  Title:

                                             (If the registered owner is a
                                             corporation, partnership or
                                             fiduciary, the title of the
                                             Person signing on behalf of
                                             such registered owner must be
                                             stated.)